                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 4, 2004
                                                           -------------

                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                            0-19907                  48-1109495
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(State or other jurisdiction            (Commission             (IRS Employer
 of incorporation)                      File Number)         Identification No.)

     224 East Douglas, Suite 700, Wichita, KS                        67202
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     (Address of principal executive offices)                      (zip code)

Registrant's telephone number, including area code: (316) 264-8899
                                                    --------------

                                      N/A
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         (Former name or former address, if changed since last report.)

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

(c)         Exhibits

            Exhibit No.   Exhibits
            -----------   --------

            99.1          Fourth Quarter and Fiscal Year End Preliminary
                          Unaudited Earnings Release

Item 12.    Results of Operations and Financial Condition.
            ---------------------------------------------

     On March  4,  2004,  Lone  Star  Steakhouse  &  Saloon,  Inc.,  a  Delaware
corporation  (the  "Company")  announced its results for the sixteen week fourth quarter and  fifty-two  week fiscal year ended  December 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

     The  information  furnished  pursuant to this  Current  Report on Form 8-K, including the exhibit  hereto,  shall not be considered  "filed" for purposes of
Section 18 of the  Securities  Exchange  Act of 1934,  as amended,  or otherwise subject  to the  liability  of such  section,  nor shall it be  incorporated  by reference  into future  filings by the Company under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended,  unless the Company expressly  sets  forth in such  future  filing  that such  information  is to be considered "filed" or incorporated by reference therein.

                                   SIGNATURES
                                   ----------

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                         LONE STAR STEAKHOUSE & SALOON,
                                         INC.

Dated: March 5, 2004                     By:    /s/ John D. White
                                                --------------------------------
                                         Name:  John D. White
                                         Title: Executive Vice President